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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                  June 10, 1997                                   0-16132
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Date of Report (Date of earliest event reported)          Commission File Number



                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                                    22-2711928
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(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


                               7 Powder Horn Drive
                            Warren, New Jersey 07059
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               (Address of Principal Executive Offices) (Zip Code)


                                 (908) 271-1001
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              (Registrant's telephone number, including area code)



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Item 5.   Other Events.

          On June 10, 1997, Celgene Corporation (the "Company") issued a press release announcing that it had negotiated a $20 million financing agreement with Chancellor LGT Asset Management, Inc. on behalf of certain of its clients. The Company consummated $5 million of this financing through the sale and issuance of Series B Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock")on June 9, 1997. Subject to the satisfaction and waiver of certain conditions, the Company may, at its option, over the next 12 months, issue up to an additional $15 million of Preferred Stock in $5 million increments.

          The press release, the Certificate of Designation filed with the Secretary of State of the State of Delaware, the Securities Purchase Agreement, the Warrant and the Registration Rights Agreement entered into with the investors in the private placement are filed as exhibits hereto and are hereby incorporated by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


          (a)  not applicable

          (b)  not applicable

          (c)  Exhibits

          4.1  Certificate of Designation of Series B Convertible Preferred
               Stock

          10.1 Securities Purchase Agreement dated as of June 9, 1997 between the Company and the investors (the "Investors") set forth therein.


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          10.2 Form of Warrant to purchase Common Stock to be issued to
               Investors

          10.3 Registration Rights Agreement dated as of June 9, 1997 between the Company and the Investors.

          99   Press Release, dated June 10, 1997.





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 10, 1997                         CELGENE CORPORATION



                                            By:   /s/ John W. Jackson
                                                  -------------------
                                            Name:   John W. Jackson
                                            Title:  Chairman of the Board and
                                                     Chief Executive Officer


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                                  EXHIBIT INDEX


     Exhibit                       Description                        Page
----------------    -------------------------------------------  ---------------
      4.1           Certificate of Designation of Series B Convertible Preferred
                    Stock

      10.1 Securities Purchase Agreement dated as of June 9, 1997 between the Company and the investors (the "Investors") set forth therein.

      10.2 Form of Warrant to purchase Common Stock to be issued to Investors

      10.3 Registration Rights Agreement dated as of June 9, 1997 between the Company and the Investors.

      99            Press Release, dated June 10, 1997.


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